                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                         COMMONFUND INSTITUTIONAL FUNDS
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:


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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                             CIF CORE PLUS BOND FUND
                          CIF INTERNATIONAL EQUITY FUND

                                  FUNDS OF THE
                         COMMONFUND INSTITUTIONAL FUNDS
               15 OLD DANBURY ROAD, P.O. BOX 812, WILTON, CT 06897

                                 PROXY STATEMENT

         This proxy statement (the "Proxy Statement") is being furnished to the Majority Shareholder (defined below) of the CIF Core Plus Bond Fund (the "Bond Fund") and the CIF International Equity Fund (the "International Fund" and, with the Bond Fund, the "Funds") of Commonfund Institutional Funds (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for actions to be taken by written consent in lieu of a meeting of shareholders (the "Written Consent"). A form of Written Consent is attached hereto as Exhibit A.

         The Company is organized as a Delaware business trust and is not required to hold annual meetings of shareholders. The By-laws of the Company permit any action to be taken at a meeting of shareholders to be taken without a meeting and without prior notice if a consent in writing setting forth the action to be taken is signed by the holders of outstanding shares owning not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on the action were present and voted.

         The Majority Shareholder will be asked to consider and approve the proposals set forth below with respect to the Funds. Proposals 1 and 2 must be acted upon by the Majority Shareholder of the Bond Fund and Proposal 3 must be acted upon by the Majority Shareholder of the International Fund. The summary voting table below sets forth the action required by the Majority Shareholder.

---------------------------------------------------------------------------------------------------------------------
          Proposal                                                                        Fund
---------------------------------------------------------------------------------------------------------------------
(1)       Approval by shareholders of the Bond Fund of an investment sub-advisory         Bond Fund
          agreement between the Company, Commonfund Asset Management Company, Inc.
          ("Comanco"), Western Asset Management Company Limited ("WAMCO Limited") and
          its affiliate, Western Asset Management Company ("WAMCO") (the "Amended WAMCO
          Agreement") appointing WAMCO Limited as an additional sub-adviser to the Bond
          Fund.
---------------------------------------------------------------------------------------------------------------------
(2)       Approval by shareholders of the Bond Fund of an investment                      Bond Fund
          sub-advisory Bond Fund agreement between the Company, Comanco and
          BlackRock Advisors, Inc. ("BlackRock") (the "Proposed BlackRock
          Agreement") appointing Black Rock as an additional sub-adviser to the
          Bond Fund.
---------------------------------------------------------------------------------------------------------------------
(3)       Approval by shareholders of the International Fund of an investment             International Fund
          sub-advisory agreement between the Company, Comanco and Capital
          Guardian Trust Company ("CGTC") (the "Amended CGTC Agreement")
          increasing the fee payable to CGTC.
---------------------------------------------------------------------------------------------------------------------

         This Proxy Statement will be furnished to the Majority Shareholder of record of the Funds as of close of business on June 11, 2001 (the "Record Date"). As of the Record Date, the number of shares outstanding for each Fund was as follows: Bond Fund - 15,446,604.496; and International Fund - 10,927,707.825. This Proxy Statement is being mailed to the Majority Shareholder on or about June 12, 2001. The Written Consents should be submitted to the Company by June 12, 2001.

         BENEFICIAL OWNERS. To the Company's knowledge, the Directors and officers of the Company did not own shares of any Fund as of the Record Date. Information about beneficial owners of 5% or more of the shares of each Fund as of the Record Date is set forth below. The Common Fund for Nonprofit Organizations (the "Majority Shareholder") held in excess of 50% of the outstanding shares of each Fund as of the Record Date.

------------------------------- ------------------------------------ -------------------------- ----------------------------
Name of Fund                    Name and Address of Beneficial       Number of Shares           Percent of Fund's
                                Owner                                Beneficially Owned         Outstanding Shares
------------------------------- ------------------------------------ -------------------------- ----------------------------
CIF Core Plus Bond Fund         The Common Fund for Nonprofit        10,000,000.000             64.73912%
                                Organizations on behalf of its
                                Multi Strategy Bond Fund
                                Ms Patty Fitzsimmons
                                Managing Director
                                15 Old Danbury Road
                                Wilton, CT 06897
------------------------------- ------------------------------------ -------------------------- ----------------------------
                                The Healthcare Foundation of New     3,926,861.982              25.42216%
                                Jersey
                                Fixed Income Investments:
                                Attn: Dr. Mark S. Hochberg
                                President
                                75 Livingston Avenue
                                Roseland, NJ 07068
------------------------------- ------------------------------------ -------------------------- ----------------------------
                                Inner-City Scholarship Endowment     805,448.126                5.21440%
                                Fund:
                                ICS Endowment Fund
                                Attn: Ms. Helen T. Lowe
                                1011 First Avenue
                                Suite 1400
                                New York, NY 10022
------------------------------- ------------------------------------ -------------------------- ----------------------------
CIF International Equity Fund   The Common Fund for Nonprofit        10,000,000.000             91.51049%
                                Organizations on behalf of its
                                International Equity Fund
                                Ms Patty Fitzsimmons
                                Managing Director
                                15 Old Danbury Road
                                Wilton, CT 06897
------------------------------- ------------------------------------ -------------------------- ----------------------------

Proposal 1.       APPROVAL OF THE AMENDED WAMCO AGREEMENT BETWEEN THE COMPANY,
                  COMANCO, WAMCO LIMITED AND WAMCO AND APPOINTMENT OF WAMCO
                  LIMITED AS AN ADDITIONAL SUB-ADVISER TO THE BOND FUND

BACKGROUND.

         At a meeting of the Board of Directors held on February 26, 2001, based on the recommendations of Comanco, the Board, including the Directors who are not "interested persons" of any party to the agreement (the "Independent Directors"), unanimously approved the Amended WAMCO Agreement and the appointment of WAMCO Limited as a sub-adviser to the Bond Fund. The Board also recommended that the Amended WAMCO Agreement be submitted to shareholders of the Bond Fund for approval.

         WAMCO currently serves as a sub-adviser to the Bond Fund under an investment sub-advisory agreement between the Company, Comanco and WAMCO dated December 11, 2000 (the "Current WAMCO Agreement"). Under the Current WAMCO Agreement, WAMCO is responsible for managing the investment of all Bond Fund assets allocated to WAMCO by Comanco. Based on the recommendation of Comanco and WAMCO, it is proposed that WAMCO Limited, which is an affiliate of WAMCO based in London, England, be engaged to jointly manage investments for Bond Fund assets allocated to WAMCO and WAMCO Limited by Comanco. The Amended WAMCO Agreement provides for Bond Fund assets to be managed jointly by WAMCO and WAMCO Limited and is being recommended principally for the purpose of taking advantage of the experience and expertise of WAMCO Limited in managing non-dollar denominated investments.

SUMMARY OF THE AMENDED WAMCO AGREEMENT.

         The provisions of the Amended WAMCO Agreement are identical to the provisions of the Current WAMCO Agreement, except for changes necessary to add WAMCO Limited as a party to the agreement and to permit WAMCO and WAMCO Limited jointly and severally to exercise their rights, duties and obligations under the Amended WAMCO Agreement. The following summary of the Amended WAMCO Agreement is qualified in its entirety by reference to the form of Amended WAMCO Agreement attached hereto as Exhibit B.

         DUTIES UNDER THE AMENDED WAMCO AGREEMENT. As is the case under the Current WAMCO Agreement, Comanco would have general responsibility for overseeing the investment advisory services provided to the Bond Fund by WAMCO and WAMCO Limited, including formulating the Bond Fund's investment policies and analyzing economic trends affecting the Bond Fund. In accordance with the Bond Fund's investment objectives and policies, and under the supervision of Comanco and the Company's Board of Directors, WAMCO and WAMCO Limited will collectively manage the assets of the Bond Fund allocated to them. WAMCO and WAMCO Limited would be authorized to make investment decisions for the Bond Fund and place orders on behalf of the Bond Fund to effect the investment decisions made. However, in the event of a disagreement between WAMCO and WAMCO Limited as to the management of any Bond Fund assets, the decision of WAMCO would control.

         The Amended WAMCO Agreement provides that WAMCO and WAMCO Limited shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out their duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their obligations or duties, or from reckless disregard of their obligations or duties, except as may otherwise be provided for under provisions of applicable state law or Federal securities law to the extent such provisions cannot be waived or modified by the Amended WAMCO Agreement.

         PORTFOLIO TRANSACTIONS. The provisions relating to execution of portfolio transactions of the Amended WAMCO Agreement are identical to the Current WAMCO Agreement. The Amended WAMCO Agreement authorizes WAMCO and WAMCO Limited to select brokers and dealers to execute portfolio transactions, subject to their overall obligation to seek best execution for the Bond Fund. In selecting a broker or dealer, WAMCO and WAMCO Limited may consider research services provided to WAMCO and WAMCO Limited.

         DURATION AND TERMINATION. The provisions relating to duration and termination of the Amended WAMCO Agreement are identical to those of the Current WAMCO Agreement. Unless terminated earlier, the Amended WAMCO Agreement shall continue in effect for two years from its date of execution and, thereafter, for periods of one year for so long as such continuance is specifically approved at least annually by (i) a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Bond Fund.

         The Amended WAMCO Agreement would terminate automatically in the event of its assignment or in the event that Comanco's investment advisory agreement with the Company is terminated with respect to the Bond Fund. The Amended WAMCO Agreement is terminable at any time without penalty by the Directors of the Company or by the vote of a majority of the outstanding shares of the Bond Fund on not less than 30 days nor more than 60 days written notice to WAMCO and WAMCO Limited. WAMCO and WAMCO Limited may terminate the Amended WAMCO Agreement upon 90 days written notice to Comanco.

         COMPENSATION. The compensation to be paid by Comanco under the Amended WAMCO Agreement is identical to that called for by the Current WAMCO Agreement. For its investment advisory services, the Company pays Comanco a fee, which is calculated daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Bond Fund. Comanco pays each sub-adviser of the Bond Fund out of the fee it receives from the Company. Under the Amended WAMCO Agreement, Comanco will pay WAMCO a fee, which is calculated daily and paid quarterly at an annual rate of 0.135%. In turn, WAMCO may pay WAMCO Limited a portion of the fee it receives from Comanco. For the fiscal year ended April 30, 2001, Comanco paid advisory fees of $27,792 to WAMCO, which equaled 0.135% of the portion of the Bond Fund's average daily net assets managed by WAMCO.

DESCRIPTIONS OF WAMCO AND WAMCO LIMITED.

         WAMCO currently serves as an investment sub-adviser for the Bond Fund. WAMCO is a corporation formed in 1971 under the laws of the State of California, to provide investment advisory services. Legg Mason, Inc. is the sole shareholder of WAMCO. The principal place of business of WAMCO is 117 E. Colorado Boulevard, 6th Floor, Pasadena, CA 91105.

         Established in 1990, WAMCO Limited is a registered limited liability company organized under the laws of the United Kingdom. WAMCO Limited is an indirect, wholly-owned subsidiary of Legg Mason, Inc. The principal place of business of WAMCO Limited is 155 Bishopgate, London, England.

         Listed below are the names and principal occupations of each of the directors and the principal executive officer of WAMCO and WAMCO Limited. The principal business address of each director and the principal executive officer, as it relates to their duties at WAMCO or WAMCO Limited, is 117 E. Colorado Boulevard, 6th Floor, Pasadena, CA 91105 and 155 Bishopgate, London, England, respectively.


----------------------------------------------------------------------------------------------------------------------
                                                  Name                                       Title
----------------------------------------------------------------------------------------------------------------------
WAMCO                          James W. Hirschmann, III                    Director & CEO
                               Stephen K. Leech                            Director & CEO
                               William C. Livingston                       Director & Chairman
                               Raymond A. Mason                            Director
                               Timothy C. Scheve                           Director
                               Elisabeth N. Spector                        Director
----------------------------------------------------------------------------------------------------------------------


                                       4

----------------------------------------------------------------------------------------------------------------------
                                                  Name                                       Title
----------------------------------------------------------------------------------------------------------------------
                               Edward A. Taber, III                        Director
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
WAMCO Limited                  James W. Hirschmann, III                    Managing Director and Director
                               Gavin L. James                              Director and Sr. Executive Officer
                               Stephen K. Leech                            Director
                               Raymond A. Mason                            Director
                               Timothy C. Scheve                           Director
                               Elisabeth A. Spector                        Director
                               Edward A.Taber, III                         Director
----------------------------------------------------------------------------------------------------------------------


         An investment team at each of WAMCO and WAMCO Limited will provide investment advice for the Bond Fund and no single person will have primary responsibility for managing the assets of the Bond Fund.

         As of March 31, 2001, WAMCO and WAMCO Limited managed over $74.6 billion and $6.8 billion in client assets, respectively.

DIRECTORS' CONSIDERATIONS.

The Directors of the Company, including the Independent Directors, approved the Amended WAMCO Agreement at a meeting held on February 26, 2001. The Directors received written information from WAMCO and WAMCO Limited and written and oral information from Comanco. Comanco recommended the approval of the Amended WAMCO Agreement and selection of WAMCO Limited as an additional sub-adviser to the Bond Fund and reviewed the considerations underlying its recommendation. In this regard, Comanco reviewed and summarized information about key personnel, investment philosophy and process and performance track record of WAMCO Limited, among other factors. The Directors also considered the quality of services WAMCO Limited can be expected to provide to the Bond Fund in light of its history, reputation, qualification and background, as well as the qualifications of its personnel and its financial condition. The Directors also considered that the combined fees to be paid to WAMCO and WAMCO Limited under the Amended WAMCO Agreement would remain unchanged.

Proposal 2. APPROVAL OF THE PROPOSED BLACKROCK AGREEMENT BETWEEN THE COMPANY, COMANCO AND BLACKROCK AND APPROVAL OF BLACKROCK AS AN ADDITIONAL SUB-ADVISER TO THE BOND FUND.

BACKGROUND.

         At a meeting of the Board of Directors held on June 11, 2001, based on the recommendation of Comanco, the Board, including the Independent Directors, unanimously approved the Proposed BlackRock Agreement and the appointment of BlackRock as a sub-adviser to the Bond Fund. The Board also recommended that the Proposed BlackRock Agreement be submitted to shareholders of the Bond Fund for approval.

SUMMARY OF THE PROPOSED BLACKROCK AGREEMENT.

         The provisions of the Proposed BlackRock Agreement are summarized below. The following summary of the Proposed BlackRock Agreement is qualified in its entirety by reference to the form of Proposed BlackRock Agreement attached hereto as Exhibit C.

         DUTIES UNDER THE SUB-ADVISORY AGREEMENT. Under the Proposed BlackRock Agreement, Comanco will have general oversight responsibility for the investment advisory services provided to the Bond Fund, including formulating investment policies and analyzing economic trends affecting the Bond Fund. In accordance with the Fund's investment objectives and policies, and under the supervision of Comanco and the Company's Board of Directors, BlackRock will manage a discrete portion of the assets of the Bond Fund allocated to it by Comanco. BlackRock will be authorized to make investment decisions for the Fund and place orders on behalf of the Fund to effect the investment decisions made.

         The Proposed BlackRock Agreement provides that BlackRock shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations or duties, or from reckless disregard of its obligations or duties, except as may otherwise be provided for under provisions of applicable state law or Federal securities law to the extent such provisions cannot be waived or modified by the Proposed BlackRock Agreement.

         PORTFOLIO TRANSACTIONS. The provisions relating to execution of portfolio transactions of the Proposed BlackRock Agreement authorize BlackRock to select brokers and dealers to execute portfolio transactions, subject to its overall obligation to seek best execution for the Bond Fund. In selecting a broker or dealer, BlackRock may consider research services provided to BlackRock.

         DURATION AND TERMINATION. Unless terminated earlier, the Proposed BlackRock Agreement shall continue in effect for two years from its date of execution and, thereafter, for periods of one year for so long as such continuance is specifically approved at least annually by (i) a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Bond Fund.

         The Proposed BlackRock Agreement would terminate automatically with respect to the Bond Fund in the event of its assignment or in the event that Comanco's investment advisory agreement with the Company is terminated with respect to the Bond Fund. The Proposed BlackRock Agreement is terminable with respect to the Bond Fund at any time without penalty by the Directors of the Company or by the vote of a majority of the outstanding shares of the Fund on not less than 30 days nor more than 60 days written notice to BlackRock. BlackRock may terminate the Proposed BlackRock Agreement with respect to the Fund upon 90 days written notice to Comanco.

         COMPENSATION. For its investment advisory services, the Company pays Comanco a fee, which is calculated daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Bond Fund. Comanco pays each sub-adviser of the Bond Fund out of the fee it receives from the Company. Under the Proposed BlackRock Agreement, Comanco will pay BlackRock a fee based on the average daily net assets of the portion of the Bond Fund allocated to BlackRock, which is calculated daily and paid quarterly at the following annual rate: 0.172% for the first $300 million, 0.15% for the next $200 million, 0.10% for the next $500 million and 0.08% thereafter.

DESCRIPTION OF BLACKROCK.

         BlackRock is a corporation formed in 1988 under the laws of Delaware, to provide investment advisory services. BlackRock is owned 100% by BlackRock, Inc., a publicly traded company on the New York Stock Exchange. BlackRock, Inc. is owned 70% by The PNC Financial Services Group, Inc., a financial services company, based in Pittsburgh, Pennsylvania, which through its subsidiaries offers banking, brokerage and asset management services. The principal place of business of BlackRock is 345 Park Avenue, 29th Floor, New York, NY 10154-0004.

         Listed below are the names and principal occupations of each of the directors and the principal executive officer of BlackRock. The principal business address of each director and the principal executive officer, as it relates to their duties at BlackRock, is 345 Park Avenue, 29th Floor, New York, NY 10154-0004.


-----------------------------------------------------------------------------
               Name                                   Title
-----------------------------------------------------------------------------
Laurence D. Fink                     Chief Executive Officer
-----------------------------------------------------------------------------
Ralph L. Schlosstein                 President and Director
-----------------------------------------------------------------------------
Robert S. Kapito                     Vice Chairman and Director
-----------------------------------------------------------------------------
Paul L. Audet                        Director
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Laurence J. Carolan                  Managing Director and Director
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Kevin M. Klingert                    Managing Director and Director
-----------------------------------------------------------------------------
John P. Moran                        Managing Director and Director
-----------------------------------------------------------------------------
Thomas H. Nevin                      Managing Director and Director
-----------------------------------------------------------------------------


         Keith T. Anderson will serve as a portfolio manager to the Bond Fund. Mr. Anderson , a Managing Director, has been with BlackRock since 1998 . He is also a Managing Director of BlackRock Financial Management, Inc., an affiliate of BlackRock, since 1988.

         As of March 31, 2001, BlackRock managed over $202 billion in client assets.

DIRECTORS' CONSIDERATIONS.

         The Directors of the Company, including the Independent Directors, approved the Proposed BlackRock Agreement at a meeting held on June 11, 2001. The Directors received written information from BlackRock and written and oral information from Comanco. Comanco recommended the approval of the Proposed BlackRock Agreement and selection of BlackRock as an additional sub-adviser to the Bond Fund and reviewed the considerations underlying its recommendation. In this regard, Comanco reviewed and summarized information about key personnel, investment philosophy and process and performance track record of BlackRock, among other factors. The Directors also considered the quality of services BlackRock can be expected to provide to the Bond Fund in light of its history, reputation, qualification and background, as well as the qualifications of its personnel and its financial condition. The Directors also considered the fees to be paid to BlackRock and that such fees would not result in an increase in the expenses to be borne by shareholders of the Bond Fund.

Proposal 3.       APPROVAL OF THE AMENDED CGTC AGREEMENT BETWEEN THE COMPANY,
                  COMANCO, AND CGTC

BACKGROUND.

         At a meeting of the Board of Directors held on February 26, 2001, based on the recommendations of Comanco, the Board, including the Independent Directors, unanimously approved the Amended CGTC Agreement. The Board also recommended that the Amended CGTC Agreement be submitted to shareholders of the International Fund for approval.

         CGTC currently serves as a sub-adviser to the International Fund under an investment sub-advisory agreement between the Company, Comanco and CGTC dated December 11, 2000 (the "Current CGTC Agreement"). Under the Current CGTC Agreement, CGTC is responsible for managing the investment of all International Fund assets allocated to it by Comanco. Based on the recommendation of Comanco and CGTC, it is proposed that the investment sub-advisory fee schedule be revised to reflect CGTC's standard fees for accounts similar to the Fund. The new fee schedule would increase the fee payable by Comanco to CGTC, however, CGTC has voluntarily agreed to waive its fee by the amount of the proposed increase.

SUMMARY OF THE AMENDED CGTC AGREEMENT.

         The provisions of the Amended CGTC Agreement are identical to the provisions of the Current CGTC Agreement, except for changes necessary to increase the fee payable by Comanco to CGTC. The following summary of the provisions of the Amended CGTC Agreement is qualified in its entirety by reference to the form of Amended CGTC Agreement attached hereto as Exhibit D.

         DUTIES UNDER THE AMENDED CGTC AGREEMENT. The duties under the Amended CGTC Agreement are identical to those under the Current CGTC Agreement. As is the case under the Current CGTC Agreement, Comanco would have general responsibility for overseeing the investment advisory services provided to the International Fund by CGTC, including formulating the International Fund's investment policies and analyzing economic trends affecting the International Fund. In accordance with the International Fund's investment objectives and policies, and under the supervision of Comanco and the Company's Board of Directors, CGTC will manage the assets of the International Fund allocated to it. CGTC would be authorized to make investment decisions for the International Fund and place orders on behalf of the International Fund to effect the investment decisions made.

         The Amended CGTC Agreement provides that CGTC shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its obligations or duties, or from reckless disregard of its obligations or duties, except as may otherwise be provided for under provisions of applicable state law or Federal securities law to the extent such provisions cannot be waived or modified by the Amended CGTC Agreement.

         PORTFOLIO TRANSACTIONS. The provisions relating to execution of portfolio transactions of the Amended CGTC Agreement are identical to the Current CGTC Agreement. The Amended CGTC Agreement authorizes CGTC to select brokers and dealers to execute portfolio transactions, subject to its overall obligation to seek best execution for the International Fund. In selecting a broker or dealer, CGTC may consider research services provided to CGTC.

         DURATION AND TERMINATION. The provisions relating to duration and termination of the Amended CGTC Agreement are identical to those of the Current CGTC Agreement. Unless terminated earlier, the Amended CGTC Agreement shall continue in effect for two years from its date of execution and, thereafter, for periods of one year for so long as such continuance is specifically approved at least annually by (i) a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the International Fund.

         The Amended CGTC Agreement would terminate automatically in the event of its assignment or in the event that Comanco's investment advisory agreement with the Company is terminated with respect to the International Fund. The Amended CGTC Agreement is terminable at any time without penalty by the Directors of the Company or by the vote of a majority of the outstanding shares of the International Fund on not less than 30 days nor more than 60 days written notice to CGTC. CGTC may terminate the Amended CGTC Agreement upon 90 days written notice to Comanco.

         COMPENSATION. For its investment advisory services, the Company pays Comanco a fee, which is calculated daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the International Fund. Comanco pays each sub-adviser of the International Fund out of the fee it receives from the Company. Under the Current CGTC Agreement, Comanco is obligated to pay CGTC a fee, which is calculated daily and paid quarterly at the following annual rate:
0.65% for the first $30 million,0.55% for the next $20 million, 0.425% for the next $200 million and 0.375% thereafter. CGTC has voluntarily agreed to waive a portion of the sub-advisory fee payable under the Current CGTC Agreement so that the amount paid under the Current CGTC Agreement would not exceed 0.356% of the total asset managed by CGTC. The compensation payable by Comanco under the Amended CGTC Agreement is higher than that called for by the Current CGTC Agreement. Under the Amended CGTC Agreement, Comanco is obligated to pay CGTC a fee based on the average daily net assets of the portion of the International Fund allocated to CGTC, which is calculated daily and paid quarterly at the following annual rate: 0.75% for the first $25 million, 0.60% for the next $25 million, 0.425% for the next $200 million and 0.375% thereafter. Additionally, the following fee discount will apply upon the total aggregated fees: 5% discount for clients between $1.25 million and $4 million, 7.5% discount for clients between $4 million and $8 million, 10% discount for clients between $8 million and $12 million and 12.5% discount for clients over $12 million. CGTC has voluntarily agreed to waive a portion of the sub-advisory fee payable under the Amended CGTC Agreement so that the amount paid to CGTC would not exceed 0.356% of the total amount of assets managed by CGTC.

CGTC may terminate this fee waiver at any time in its sole discretion.

         For the fiscal year ended April 30, 2001, Comanco paid advisory fees of $57,457 to CGTC, which equaled 0.356% of the portion of the International Fund's average daily net assets managed by CGTC. Had the fee payable under the Amended CGTC Agreement been in effect during the fiscal year ended April 30, 2001, Comanco would have been obligated to pay $109,672 (before fee waivers) to CGTC, which represents a 91% increase over the amount payable under the Current CGTC Agreement. With the voluntary fee waiver, CGTC would have been obligated to pay $57,457. Since CGTC's fee is payable by Comanco out of the advisory fee that it receives from the Company, the increase in the fee payable to CGTC, even in the absence of CGTC's voluntary fee waiver, will not affect the expenses incurred by shareholders of the International Fund.

DESCRIPTION OF CGTC.

         CGTC, a trust company formed in 1931 under the laws of California, provides investment advisory services to institutional and private clients. CGTC is an indirect, wholly owned subsidiary of The Capital Group Companies, Inc., a Delaware corporation. The principal place of business of CGTC is 630 Fifth Avenue, 36th Floor, New York, NY 10111.

         Listed below are the names and principal occupations of each of the directors and the principal executive officer of CGTC. The principal business address of each director and the principal executive officer, as it relates to their duties at CGTC, is 630 Fifth Avenue, 36th Floor, New York, NY 10111.


-------------------------------------------------------------------------------
                Name                                   Title
-------------------------------------------------------------------------------
Andrew F. Barth                       Director
-------------------------------------------------------------------------------
Michael D. Beckman                    Director, Sr. V.P. & Treasurer
-------------------------------------------------------------------------------
Larry P. Clemmensen                   Director
-------------------------------------------------------------------------------
Kevin G. Clifford                     Director
-------------------------------------------------------------------------------
Roberta A. Conroy                     Director, Sr. V.P. & Sr. Counsel
-------------------------------------------------------------------------------
Michael R. Ericksen                   Director & Sr. V.P.
-------------------------------------------------------------------------------
David I. Fisher                       Director & Chairman
-------------------------------------------------------------------------------
William H. Hurt                       Director & Sr. V.P.
-------------------------------------------------------------------------------
Nancy J. Kyle                         Director & Sr. V.P.
-------------------------------------------------------------------------------
Karin L. Larson                       Director
-------------------------------------------------------------------------------
James R. Mullaly                      Director & Sr. V.P.
-------------------------------------------------------------------------------
Jason M. Pilalas                      Director
-------------------------------------------------------------------------------
Robert E.G. Ronus                     Director & President
-------------------------------------------------------------------------------
James F. Rothenberg                   Director
-------------------------------------------------------------------------------
Theodore R. Samuels                   Director & Sr. V.P.
-------------------------------------------------------------------------------
Lionel A. Sauvage                     Director & Sr. V.P.
-------------------------------------------------------------------------------
John H. Seiter                        Director & Executive V.P.
-------------------------------------------------------------------------------
Eugene P. Stein                       Director & Executive V.P.
-------------------------------------------------------------------------------
Shaw B. Wagener                       Director
-------------------------------------------------------------------------------

         An investment team at CGTC's International Active Division headed by David J. Fisher provides investment advice for the International Fund. Mr. Fisher has been with CGTC since December 1971 and has over 35 years of investment experience.

         As of April 30, 2001, CGTC managed over $125 billion in client assets.

DIRECTORS' CONSIDERATIONS.

         The Directors of the Company, including the Independent Directors, approved the Amended CGTC Agreement at a meeting held on February 26, 2001. The Directors received written and oral information from Comanco. Comanco recommended the approval of the Amended CGTC Agreement and reviewed the considerations underlying its recommendation. In this regard, Comanco noted that the Amended CGTC Agreement is identical to the Current CGTC Agreement, except for the increase in the fee payable to CGTC by Comanco. The Directors also considered that, because CGTC's fee is payable by Comanco out of the advisory fee that it receives from the International Fund, the increase in the fee payable to CGTC, even in the absence of CGTC's voluntary fee waiver, would not affect the expenses incurred by shareholders.

             GENERAL INFORMATION ABOUT THE COMPANY AND OTHER MATTERS

         INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR. Comanco, located at 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812, serves as investment adviser to the Company pursuant to an investment advisory agreement between the Company and Comanco. Commonfund Securities, Inc. ("CSI"), located at 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812, serves as the distributor of the Company's shares pursuant to a Distribution Agreement between the Company and CSI. Each of Comanco and CSI is a wholly-owned subsidiary of The Common Fund for Nonprofit Organizations.

         Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, MA 02116, serves as administrator to the Company.

         FUND TRANSACTIONS. For the fiscal year ended April 30, 2001, the Funds did not pay any brokerage commissions to an affiliated broker.

         REQUIRED VOTE: As required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of each Proposal requires the affirmative vote of a majority of the outstanding voting securities of each Fund entitled to vote on such Proposal. As defined by the 1940 Act, "majority of the outstanding voting securities" means the vote of (i) 67% or more of a Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

         SHAREHOLDER PROPOSALS: The Company does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Company c/o Commonfund Institutional Funds, 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897.

         REPORTS TO SHAREHOLDERS. The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company and the most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Company at 15 Old Danbury Road, P.O. Box 812, Wilton, CT 06897-0812, or by calling 1-888-TCF-FUND.

                                                                       EXHIBIT A

                         COMMONFUND INSTITUTIONAL FUNDS

                         Consent of Majority Shareholder


         The undersigned, being the holder of 10,000,000 and 65% of the outstanding shares of the CIF Core Plus Bond Fund (the "Bond Fund") and 10,000,000 and 92% of the outstanding shares the CIF International Equity Fund (the "International Fund") of Commonfund Institutional Funds (the "Company"), in accordance with Article V, Section 4 of the Agreement and Declaration of Trust of Commonfund Institutional Funds and in lieu of a special meeting of shareholders, does hereby consent to and approve the following resolutions:

         RESOLVED, that the investment sub-advisory agreement between the Company, Commonfund Asset Management Company, Inc. ("Comanco"), Western Asset Management Company Limited ("WAMCO Limited") and its affiliate, Western Asset Management Company appointing WAMCO Limited as an additional sub-adviser to the Bond Fund and attached hereto as Exhibit A be, and hereby is, approved; and

         RESOLVED, that the investment sub-advisory agreement between the Company, Comanco and BlackRock Advisors, Inc. ("BlackRock") appointing Black Rock as an additional sub-adviser to the Bond Fund and attached hereto as Exhibit B be, and hereby is, approved; and

         RESOLVED, that the investment sub-advisory agreement between the Company, Comanco and Capital Guardian Trust Company ("CGTC") increasing the fee payable to CGTC and attached hereto as Exhibit C be, and hereby is approved;


         FURTHER RESOLVED, that this Consent be filed with the Secretary of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this Consent of Majority Shareholder on this __day of June, 2001


                                   The Common Fund for Nonprofit Organizations


                                   By:

                                   Name:   Robert L. Bovinette
                                   Title:  President

                                                                   EXHIBIT B

                        INVESTMENT SUB-ADVISORY AGREEMENT


         AGREEMENT made this day of ____ , 2001, by and among Commonfund Institutional Funds, a Delaware business trust (the "Company"), Commonfund Asset Management Company, Inc., a Delaware Corporation (the "Investment Manager"), Western Asset Management Company ("WAMCO") and Western Asset Management Company Limited ("WAMCO Limited" together with WAMCO, the "Sub-Advisers").

         WHEREAS, the Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which consists of several series, each having its own investment policies; and

         WHEREAS, the Company has entered into an investment advisory agreement with the Investment Manager pursuant to which the Investment Manager will act as investment adviser to the Company; and

         WHEREAS, each of WAMCO and WAMCO Limited is controlled by Legg Mason, Inc.

         WHEREAS, the Investment Manager, acting with the approval of the Company, wishes to retain the Sub-Advisers to render discretionary investment advisory services with respect to that portion of each portfolio identified on the attached Schedule A to this Investment Sub-Advisory Agreement, as it may be amended from time to time (each a "Fund") that may be allocated by the Investment Manager for management by the one or both Sub-Advisers from time to time (together with all income earned on those assets and all realized and unrealized capital appreciation related to those assets (with respect to a Fund, the "Managed Assets"), and the Sub-Advisers are willing to render such services.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF SUB-ADVISERS. The Sub-Advisers shall collectively manage the investment and reinvestment of the Managed Assets and determine in their discretion, the securities and other property to be purchased or sold and the portion of the Managed Assets to retain in cash. WAMCO and WAMCO Limited shall be jointly and severally responsible for the investment decisions relating to the Managed Assets, provided that (i) the Investment Manager may designate certain Managed Assets to be managed by WAMCO or WAMCO Limited and (ii) in the event that WAMCO and WAMCO Limited disagree as to the management of any Managed Assets, WAMCO's decision shall control. The Sub-Advisers shall review all proxy solicitation materials and shall exercise any voting rights associated with securities comprising the Managed Assets in the best interests of the Fund and its shareholders. The Sub-Advisers shall provide the Investment Manager and the Company with records concerning the Sub-Advisers' activities that the Company is required to maintain, and to render regular reports to the Investment Manager and to the Company concerning the Sub-Advisers' discharge of the foregoing responsibilities.

                  The Sub-Advisers shall discharge the foregoing responsibilities subject to the written instructions and directions of the Company and its Board of Directors and their agents, including the officers of the Company and the Investment Manager, and in compliance with (i) such policies as the Company may from time to time establish and communicate in writing to the Sub-Advisers, (ii) the objectives, policies, and limitations for each Fund set forth in the Prospectus and Statement of Additional Information as those documents may from time to time be amended or supplemented and delivered to the Sub-Advisers (the "Prospectus and Statement of Additional Information"), (iii) the Declaration of Trust of the Company, and (iv) applicable laws and regulations including the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act") and the Internal Revenue Code of 1986. If a conflict in policies or guidelines referenced herein occurs, the Prospectus and Statement of Additional Information shall control.

                  The Sub-Advisers agree to perform such duties at their own expense and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Advisers will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for a Fund, nor will the Sub-Advisers bear any expenses that would result in the Company's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

2. DUTIES OF INVESTMENT MANAGER The Investment Manager shall continue to have responsibility for all services to be provided to a Fund pursuant to the Advisory Agreement between it and the Company and shall oversee and review the Sub-Advisers' performance under this Agreement.

                  The Investment Manager shall furnish to the Sub-Advisers current and complete copies of the Declaration of Trust and By-laws of the Company, and the current Prospectus and Statement of Additional Information as those documents may be amended from time to time. The provisions of Section 1, paragraph 2 shall not apply to those documents as amended unless the Sub-Advisers have received any such amendments.

3. CUSTODY, DELIVERY AND RECEIPT OF SECURITIES. The Company shall designate one or more custodians to hold the Managed Assets. The custodians, as so designated, will be responsible for the custody, receipt and delivery of securities and other assets of a Fund including the Managed Assets, and the Sub-Advisers shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund including the Managed Assets. In the event that any cash or securities of a Fund are delivered to the Sub-Advisers, they will promptly deliver the same over to the custodian for the benefit of and in the name of the Fund.

                  Unless otherwise required by local custom, all securities transactions for the Managed Assets will be consummated by payment to or delivery by a Fund of cash or securities due to or from the Managed Assets.

                  Repurchase agreements including tri-party repurchase agreements and other trading agreements may be entered into by a Fund acting through designated officers or agents; custodians under tri-party repurchase agreements will act as sub-custodians of the Fund.

4.                PORTFOLIO TRANSACTIONS.

                  (a) Selection of Brokers. The Sub-Advisers are authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and other property for a Fund in a manner that implements the policy with respect to brokerage set forth in the Prospectus and Statement of Additional Information for the Fund or as the Board of Directors or the Investment Manager may direct in writing from time to time and in conformity with federal securities laws.

                  In executing Fund transactions and selecting brokers or dealers, the Sub-Advisers will use their best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Advisers shall consider all factors that they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Advisers may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Directors and communicated to the Sub-Advisers in writing, the Sub-Advisers are authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Advisers determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Advisers to the Fund. In addition, the Sub-Advisers are authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Manager, the Sub-Advisers or the Company's principal underwriter) to take into account the sale of shares of the Company if the Sub-Advisers believe that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will Fund assets be purchased from or sold to the Investment Manager, the Sub-Advisers, the Company's principal underwriter, or any affiliated person of either the Company, the Investment Manager, the Sub-Advisers or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

                  (b) Aggregating Orders. The Sub-Advisers may aggregate orders for purchase or sale of Managed Assets with similar orders being made concurrently for other accounts managed by the Sub-Advisers, if, in the Sub-Advisers' reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the transaction price, brokerage commission and other expenses. The Company acknowledges that the determination of such economic benefit to a Fund by the Sub-Advisers may represent the Sub-Advisers' evaluation that a Fund is benefited over time by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In any single transaction in which purchases and or sales of securities of any issuer for the account of a Fund are aggregated with other accounts managed by the Sub-Advisers, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of a Fund.

         5. COMPENSATION OF THE SUB-ADVISERS. For the services to be rendered by the Sub-Advisers under this Agreement, the Investment Manager shall pay to WAMCO compensation at the rate specified in Schedule B as it may be amended from time to time. Such compensation shall be paid at the times and on the terms set forth in Schedule B. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Advisers may, in their discretion and from time to time, waive a portion of its fee. The parties understand that WAMCO will, from time to time, pay to WAMCO Limited a portion of any fee paid to it hereunder.

         6. OTHER EXPENSES. The Company shall pay all expenses relating to mailing prospectuses, statements of additional information, proxy solicitation material and shareholder reports to shareholders.

         7.       REPORTS.

                  (a) The Company and the Sub-Advisers agree to furnish to each other, current prospectuses, proxy statements, reports to shareholders, certified copies of financial statements, and such other information with regard to their affairs as each may reasonably request. The Investment Manager will furnish to the Sub-Advisers advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Sub-Advisers or their clients in any way, prior to the use thereof, and the Investment Manager shall not use any such materials if the Sub-Advisers reasonably object in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof.

                  (b) The Sub-Advisers shall provide to each Fund's custodian, on each business day, information relating to all transactions in the Managed Assets and shall provide such information to the Investment Manager upon request. The Sub-Advisers will make all reasonable efforts to notify the Custodian of all orders to brokers for the Managed Assets by 9:00 am EST on the day following the trade date and will affirm the trade to the Custodian before the close of business one business day after the trade date.

                  (c) The Sub-Advisers will promptly communicate to the Investment Manager and to the Company such information relating to portfolio transactions on behalf of a Fund as they may reasonably request.

                  (d) The Sub-Advisers shall promptly notify the Company and the Investment Manager of any financial condition likely to impair the ability of the Sub-Advisers to fulfill their commitments under this Agreement.

         8. STATUS OF SUB-ADVISERS. The Sub-Advisers are and will continue to be registered as such under the Advisers Act. The services of the Sub-Advisers to the Company for each Fund are not to be deemed exclusive, and the Sub-Advisers shall be free to render similar services to others so long as their services to the Fund are not impaired thereby. The Sub-Advisers shall be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

         9. CERTAIN RECORDS. The Sub-Advisers shall maintain all books and records with respect to transactions involving the Managed Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Advisers shall provide to the Investment Manager or the Board of Directors such periodic and special reports, balance sheets or financial information, and such other information with regard to their affairs as the Investment Manager or the Board of Directors may reasonably request.

                  The Sub-Advisers shall keep the books and records relating to the Managed Assets required to be maintained by the Sub-Advisers under this Agreement and shall timely furnish to the Investment Manager all information relating to the Sub-Advisers' services under this Agreement needed by the Investment Manager to keep the other books and records of the Company required by Rule 31a-1 under the 1940 Act. The Sub-Advisers shall also furnish to the Investment Manager any other information within their control relating to the Managed Assets that is required to be filed by the Investment Manager or the Company with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Investment Manager or the Company obtains from the SEC. The Sub-Advisers agree that all records that they maintain on behalf of the Company are property of the Company and the Sub-Advisers will surrender promptly to the Company any of such records upon the Company's request; provided, however, that the Sub-Advisers may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Advisers shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Investment Manager).

         10. LIMITATION OF LIABILITY OF SUB-ADVISERS. The duties of the Sub-Advisers shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Advisers hereunder, except as may be imposed by law. The Sub-Advisers shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out their duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Section 10, the term "Sub-Advisers" shall include directors, officers, employees and other corporate agents of the Sub-Advisers as well as the entities themselves).

         11. PERMISSIBLE INTERESTS. Agents and shareholders of the Company may be interested in the Sub-Advisers (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Advisers are or may be interested in the Company as shareholders or otherwise; and the Sub-Advisers (or any successor) are or may be interested in the Company as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Sub-Advisers if approved by the Board of Directors of the Company subject to the rules and regulations of the SEC.

         12. DURATION AND TERMINATION. This Agreement shall become effective for each Fund set forth in Schedule A upon its approval by the Board of Directors of the Company and by a vote of the majority of the outstanding voting securities of each Fund; provided, however, that at any time the Investment Manager and the Company shall have obtained exemptive relief from the SEC permitting them to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the Fund(s) involved, the Agreement shall become effective upon its approval by the Company's Board of Directors. This Agreement shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually by the vote of a
                  (a) majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, the Sub-Advisers may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                  This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund on not less than 30 days nor more than 60 days written notice to the Sub-Advisers, by the Investment Manager at any time without the payment of a penalty upon 90 days written notice to the Sub-Advisers, or by the Sub-Advisers at any time without the payment of any penalty on 90 days written notice to the Investment Manager. This Agreement will automatically and immediately terminate in the event of its assignment or in the event of the termination of the Investment Manager's advisory agreement with the Company. Any termination of this Agreement in accordance with the terms hereof will not affect the obligations or liabilities accrued prior to termination. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 12, the terms "assignment", "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exceptions as may be granted by the SEC under said Act.

         13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice. At the outset, such notices shall be delivered to the following addresses:

                       (i)    if to the Company, then care of:
                              Commonfund Asset Management Company, Inc.
                              15 Old Danbury Rd, P.O. Box 812
                              Wilton, CT 06897
                              Attn: Mr. Todd E. Petzel, President

                       (ii) if to the Investment Manager, at the foregoing address; and

                       (iii)  if to WAMCO or WAMCO Limited:
                              Western Asset Management Company
                              117 East Colorado Boulevard
                              Pasadena, CA 91105


         14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. With respect to any suit, action, or proceeding relating to this Agreement or transactions contemplated hereby, each party irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York.

         16. CONFIDENTIAL INFORMATION. The Sub-Advisers shall not identify the Company or the Fund as a client, or disclose any information about the Company or the Fund to any third party except as may be required by law, as requested by a regulatory body, or deemed appropriate to further the purposes of this Agreement or as may be expressly permitted by the Company.

         17. MISCELLANEOUS. This instrument constitutes the sole and only agreement of the parties to it relating to its object; any prior agreements, promises or representations not expressly set forth in this Agreement are of no force and effect. No waiver or modification of this Agreement shall be effective unless reduced to writing and signed by the party to be charged. No failure to exercise and no delay in exercising on the part of any party hereto of any right, remedy, power or privilege hereunder shall operate as a waiver thereof. Except as set forth in Section 12, this Agreement binds and inures to the benefit of the parties, their successors and assigns. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original and both of which, taken together, shall be deemed to constitute one and the same instrument. A copy of the Certificate of Trust of the Company is on file with the Secretary of State of the State of Delaware and notice is hereby given that the obligations under this instrument are not binding on any of the Directors, officers or shareholders of the Company. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The parties hereto agree that, except as provided in Section 1 of this Agreement, joint action shall not be required for satisfaction of any duty or obligation of the Sub-Advisers, to the extent such duty or obligation may be satisfied by any one Sub-Adviser acting singly.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

COMMONFUND INSTITUTIONAL FUNDS

By:
   ----------------------------------------------

Attest:
        -----------------------------------------


COMMONFUND ASSET MANAGEMENT COMPANY, INC.


By:
    ---------------------------------------------

Attest:
        -----------------------------------------



WESTERN ASSET MANAGEMENT COMPANY



By:
    ----------------------------------------------

Attest:
        ------------------------------------------



WESTERN ASSET MANAGEMENT COMPANY LIMITED


By:
    ----------------------------------------------

Attest:
        ------------------------------------------

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                      AMONG
                         COMMONFUND INSTITUTIONAL FUNDS
                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.
                        WESTERN ASSET MANAGEMENT COMPANY
                                       AND
                    WESTERN ASSET MANAGEMENT COMPANY LIMITED


FUND
----

CIF Core Plus Bond Fund






























Date of this Schedule: ______

                                   SCHEDULE B
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                          DATED _______________ , 2000
                                      AMONG
                         COMMONFUND INSTITUTIONAL FUNDS
                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.
                        WESTERN ASSET MANAGEMENT COMPANY
                                       AND
                    WESTERN ASSET MANAGEMENT COMPANY LIMITED

FEES
----

Daily Accrual
-------------

Fees shall be accrued each day by applying to the Net Asset Value of the Managed Assets at the end of that day, the daily rate, using a 365 day year, equivalent to the following:

                   Fund                          (% Per Annum)
                   ----                          -------------

                   CIF Core Plus Bond Fund           0.135%

Quarterly Payment
-----------------

Fees shall be paid within 30 days following the end of each calendar quarter.

COMMONFUND ASSET
MANAGEMENT COMPANY

By:
    ----------------------------
     Name:
     Title:

WESTERN ASSET MANAGEMENT
COMPANY

By:
    ----------------------------
     Name:
     Title:

WESTERN ASSET MANAGEMENT
COMPANY LIMITED

By:
    ----------------------------
     Name:

     Title:

Date of this Schedule B:  ______

                                                         EXHIBIT C

                                     FORM OF
                        INVESTMENT SUB-ADVISORY AGREEMENT

         AGREEMENT made this   day of ____ , 2001, by and between Commonfund
Institutional Funds, a Delaware business trust (the "Company"), Commonfund Asset Management Company, Inc., a Delaware Corporation (the "Investment Manager"), and BlackRock Advisors, Inc. (the "Sub-Adviser").

         WHEREAS, the Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which consists of several series, each having its own investment policies; and

         WHEREAS, the Company has entered into an investment advisory agreement with the Investment Manager pursuant to which the Investment Manager will act as investment manager to the Company; and

         WHEREAS, the Investment Manager, acting with the approval of the Company, wishes to retain the Sub- Adviser to render discretionary investment advisory services with respect to that portion of each portfolio identified on the attached Schedule A to this Investment Sub-Advisory Agreement, as it may be amended from time to time (each a "Fund") that may be allocated by the Investment Manager for management by the Sub-Adviser from time to time together with all income earned on those assets and all realized and unrealized capital appreciation related to those assets (with respect to a Fund, the "Managed Assets"), and the Sub-Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF SUB-ADVISER. The Sub-Adviser shall manage the investment and reinvestment of the Managed Assets and determine in its discretion, the securities and other property to be purchased or sold and the portion of the Managed Assets to retain in cash. The Sub-Adviser shall review all proxy solicitation materials and shall exercise any voting rights associated with securities comprising the Managed Assets in the best interests of the Fund and its shareholders. The Sub-Adviser shall provide the Investment Manager and the Company with records concerning the Sub-Adviser's activities that the Company is required to maintain, and to render regular reports to the Investment Manager and to the Company concerning the Sub-Adviser's discharge of the foregoing responsibilities.

                  The Sub-Adviser shall discharge the foregoing responsibilities subject to the written instructions and directions of the Company and its Board of Directors and their agents, including the officers of the Company and the Investment Manager, and in compliance with (i) such policies as the Company may from time to time establish and communicate to the Sub-

                  Adviser, (ii) the objectives, policies, and limitations for each Fund set forth in the Prospectus and Statement of Additional Information as those documents may from time to time be amended or supplemented from and delivered to the Sub-Adviser (the "Prospectus and Statement of Additional Information"), (iii) the Declaration of Trust of the Company, and (iv) applicable laws and regulations including the 1940 Act, the Investment Advisers Act of 1940, and the Internal Revenue Code of 1986. If a conflict in policies or guidelines referenced herein occurs, the Prospectus and Statement of Additional Information shall control.

                  The Sub-Adviser agrees to perform such duties at its own expense and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for a Fund, nor will the Sub-Adviser bear any expenses that would result in the Company's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

2. DUTIES OF INVESTMENT MANAGER The Investment Manager shall continue to have responsibility for all services to be provided to a Fund pursuant to the Advisory Agreement between it and the Company and shall oversee and review the Sub-Adviser's performance under this Agreement.

                  The Investment Manager shall furnish to the Sub-Adviser current and complete copies of the Declaration of Trust and By-laws of the Company, and the current Prospectus and Statement of Additional Information as those documents may be amended from time to time.

3. CUSTODY, DELIVERY AND RECEIPT OF SECURITIES. The Company shall designate one or more custodians to hold the Managed Assets. The custodians, as so designated, will be responsible for the custody, receipt and delivery of securities and other assets of a Fund including the Managed Assets, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund including the Managed Assets. In the event that any cash or securities of a Fund are delivered to the Sub-Adviser, it will promptly deliver the same over to the custodian for the benefit of and in the name of the Fund.

                  Unless otherwise required by local custom, all securities transactions for the Managed Assets will be consummated by payment to or delivery by a Fund of cash or securities due to or from the Managed Assets.

                  Repurchase agreements including tri-party repurchase agreements and other trading agreements may be entered into by a Fund acting through designated officers or agents; custodians under tri-party repurchase agreements will act as sub-custodians of the Fund.

4.                PORTFOLIO TRANSACTIONS.

                  (a) Selection of Brokers. The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and other property for a Fund in a manner that implements the policy with respect to brokerage set forth in the Prospectus and Statement of Additional Information for the Fund or as the Board of Directors or the Investment Manager may direct from time to time and in conformity with federal securities laws.

                  In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Directors and communicated to the Sub-Adviser, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Manager, Sub-Adviser or the Company's principal underwriter) to take into account the sale of shares of the Company if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will Fund assets be purchased from or sold to the Investment Manager, Sub-Adviser, the Company's principal underwriter, or any affiliated person of either the Company, the Investment Manager, Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

                  (b) Aggregating Orders. The Sub-Adviser may aggregate orders for purchase or sale of Managed Assets with similar orders being made concurrently for other accounts managed by Sub-Adviser, if, in Sub-Adviser's reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the transaction price, brokerage commission and other expenses. The Company acknowledges that the determination of such economic benefit to a Fund by Sub-Adviser may represent Sub-Adviser's evaluation that a Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In any single transaction in which purchases and or sales of securities of any issuer for the account of a Fund are aggregated with other accounts managed by Sub-Adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of a Fund.


         5. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser under this Agreement, the Investment Manager shall pay to the Sub-Adviser compensation at the rate specified in Schedule B as it may be amended from time to time. Such compensation shall be paid at the times and on the terms set forth in Schedule B. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

         6. OTHER EXPENSES. The Company shall pay all expenses relating to mailing prospectuses, statements of additional information, proxy solicitation material and shareholder reports to shareholders.

         7.       REPORTS.

                  (a) The Company and the Sub-Adviser agree to furnish to each other, current prospectuses, proxy statements, reports to shareholders, certified copies of financial statements, and such other information with regard to their affairs as each may reasonably request. The Investment Manager will furnish to the Sub-Adviser advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and the Investment Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof.

                  (b) The Sub-Adviser shall provide to each Fund's custodian, on each business day, information relating to all transactions in the Managed Assets and shall provide such information to the Investment Manager upon request. The Sub-Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers for the Managed Assets by 9:00 am EST on the day following the trade date and will affirm the trade to the Custodian before the close of business one business day after the trade date.

                  (c) The Sub-Adviser will promptly communicate to the Investment Manager and to the Company such information relating to portfolio transactions on behalf of a Fund as they may reasonably request.

                  (d) The Sub-Adviser shall promptly notify the Company and the Investment Manager of any financial condition likely to impair the ability of the Sub-Adviser to fulfill its commitments under this Agreement.

         8. STATUS OF SUB-ADVISER. The Sub-Adviser is and will continue to be registered as such under the federal Investment Advisers Act of 1940. The services of the Sub-Adviser to the Company for each Fund are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

         9. CERTAIN RECORDS. The Sub-Adviser shall maintain all books and records with respect to transactions involving the Managed Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Investment Manager or the Board of Directors such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Investment Manager or the Board of Directors may reasonably request.

                  The Sub-Adviser shall keep the books and records relating to the Managed Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Investment Manager all information relating to the Sub-Adviser's services under this Agreement needed by the Investment Manager to keep the other books and records of the Company required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Investment Manager any other information relating to the Managed Assets that is required to be filed by the Investment Manager or the Company with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Investment Manager or the Company obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Company are property of the Company and the Sub-Adviser will surrender promptly to the Company any of such records upon the Company's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Investment Manager).

         10. LIMITATION OF LIABILITY OF SUB-ADVISER. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder, except as may be imposed by law. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 10, the term "Sub-Adviser" shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that entity itself).

         11. PERMISSIBLE INTERESTS. Agents and shareholders of the Company may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Company as shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Sub-Adviser if approved by the Board of Directors of the Company subject to the rules and regulations of the Securities and Exchange Commission.

         12. DURATION AND TERMINATION. This Agreement shall become effective for each Fund set forth in Schedule A upon its approval by the Board of Directors of the Company and by a vote of the majority of the outstanding voting securities of each Fund; provided, however, that at any time the Investment Manager and or the Company shall have obtained exemptive relief from the Securities and Exchange Commission permitting it to engage a Sub-Adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the Fund(s) involved, the Agreement shall become effective upon its approval by the Company's Board of Directors. This Agreement shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually by the vote of a (a) majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

                  This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, by the Investment Manager at any time without the payment of a penalty upon 90 days written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty on 90 days written notice to the Investment Manager. This Agreement will automatically and immediately terminate in the event of its assignment or in the event of the termination of the Investment Manager's advisory agreement with the Company. Any termination of this Agreement in accordance with the terms hereof will not affect the obligations or liabilities accrued prior to termination. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 12, the terms "assignment", "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exceptions as may be granted by the SEC under said Act.

         13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, or by express courier, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice. At the outset, such notices shall be delivered to the following addresses:

                           (iii)    if to the Company, then care of:
                                    Commonfund Asset Management Company, Inc.
                                    15 Old Danbury Rd, P.O. Box 812
                                    Wilton, CT 06897
                                    Attn: Mr. Todd E. Petzel, President;

                           (iv) if to the Investment Manager, at the foregoing address; and

                           (iii)    if to the Sub-Adviser:
                                    BlackRock Advisors, Inc.
                                    345 Park Avenue, 29th Floor
                                    New York, New York 10154-0004


         14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. With respect to any suit, action, or proceeding relating to this Agreement or transactions contemplated hereby, each party irrevocably submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York.

         16. CONFIDENTIAL INFORMATION. Sub-Adviser shall not identify the Company or the Fund as a client, or disclose any information about the Company or the Fund to any third party except as may be required by law, regulatory proceeding or as may be expressly permitted by the Company.

         17. MISCELLANEOUS. This instrument constitutes the sole and only agreement of the parties to it relating to its object; any prior agreements, promises or representations not expressly set forth in this Agreement are of no force and effect. No waiver or modification of this Agreement shall be effective unless reduced to writing and signed by the party to be charged. No failure to exercise and no delay in exercising on the part of any party hereto of any right, remedy, power or privilege hereunder shall operate as a waiver thereof. Except as set forth in Section 12, this Agreement binds and inures to the benefit of parties, their successors and assigns. This Agreement may be executed in more than one counterpart each of which shall be deemed an original and both of which, taken together, shall be deemed to constitute one and the same instrument. A copy of the Certificate of Trust of the Company is on file with the Secretary of State of the State of Delaware and notice is hereby given that the obligations under this instrument are not binding on any of the Directors, officers or shareholders of the Company. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

COMMONFUND INSTITUTIONAL FUNDS

By:
   -------------------------------------

Attest:
        --------------------------------


COMMONFUND ASSET MANAGEMENT COMPANY, INC.

By:
    ------------------------------------

Attest:
        --------------------------------



BLACKROCK ADVISORS, INC.


By:
    ------------------------------------

Attest:
       ---------------------------------

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                      AMONG
                         COMMONFUND INSTITUTIONAL FUNDS
                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.
                                       AND
                            BLACKROCK ADVISORS, INC.


FUND
----

CIF Core Plus Bond Fund






























Date of this Schedule: ______

                                   SCHEDULE B
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                  DATED , 2001
                                      AMONG
                         COMMONFUND INSTITUTIONAL FUNDS
                    COMMONFUND ASSET MANAGEMENT COMPANY, INC.
                                       AND
                            BLACKROCK ADVISORS, INC.

FEES
----

Daily Accrual
-------------

Fees shall be accrued each day by applying to the Net Asset Value of the Managed Assets at the end of that day, the daily rate, using a 365 day year, equivalent to the following:




Fund                            Managed Assets($)              Fee (% per annum)
----                            -----------------              -----------------

CIF Core Plus Bond Fund         First $300 million              0.172%
                                Next $200 million                0.15%
                                Next $500 million                0.10%
                                Thereafter                       0.08%


Quarterly Payment
-----------------

Fees shall be paid within 30 days following the end of each calendar quarter.

COMMONFUND ASSET                              BLACKROCK ADVISORS, INC.
MANAGEMENT COMPANY, INC.

By:                                           By:
     ------------------------                      ------------------------
     Name:                                         Name:
     Title:                                        Title:

Date of this Schedule B:  ______

                                                          EXHIBIT D

                      INVESTMENT SUB-ADVISORY AGREEMENT


         AGREEMENT made this day of ____ , 2001, by and between Commonfund Institutional Funds, a Delaware business trust (the "Company"), Commonfund Asset Management Company , a Delaware Corporation (the "Investment Manager"), and Capital Guardian Trust Company (the "Sub-Adviser").

         WHEREAS, the Company is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which consists of several series, each having its own investment policies; and

         WHEREAS, the Company has entered into an investment advisory agreement with the Investment Manager pursuant to which the Investment Manager will act as investment manager to the Fund; and

         WHEREAS, the Investment Manager, acting with the approval of the Company, wishes to retain the Sub- Adviser to render discretionary investment advisory services with respect to that portion of each portfolio identified on the attached Schedule A to this Investment Sub-Advisory Agreement, as it may be amended from time to time (each a "Fund") that may be allocated by the Investment Manager for management by the Sub-Adviser from time to time (together with all income earned on those assets and all realized and unrealized capital appreciation related to those assets (with respect to a Fund, the "Managed Assets"), and the Sub-Adviser is willing to render such services.

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF SUB-ADVISER. The Sub-Adviser shall manage the investment and reinvestment of the Managed Assets and determine in its discretion, the securities and other property to be purchased or sold and the portion of the Managed Assets to retain in cash. The Sub-Adviser shall review all proxy solicitation materials and shall exercise any voting rights associated with securities comprising the Managed Assets in the best interests of the Fund and its shareholders. The Sub-Adviser shall provide the Investment Manager and the Company with records concerning the Sub-Adviser's activities that the Company is required to maintain, and to render regular reports to the Investment Manager and to the Company concerning the Sub-Adviser's discharge of the foregoing responsibilities.

                  The Sub-Adviser shall discharge the foregoing responsibilities subject to the written instructions and directions of the

                  Company and its Board of Directors and their agents, including the officers of the Company and the Investment Manager, and in compliance with (i) such policies as the Company may from time to time establish and communicate to the Sub-
                  Adviser, (ii) the objectives, policies, and limitations for each Fund set forth in the Prospectus and Statement of Additional Information as those documents may from time to time be amended or supplemented from and delivered to the Sub-Adviser (the "Prospectus and Statement of Additional Information"), (iii) the Declaration of Trust of the Company, and (iv) applicable laws and regulations including the 1940 Act and the Internal Revenue Code of 1986. If a conflict in policies or guidelines referenced herein occurs, the Prospectus and Statement of Additional Information shall control.

                  The Sub-Adviser agrees to perform such duties at its own expense and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. The Sub-Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for a Fund, nor will the Sub-Adviser bear any expenses that would result in the Company's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

         2. DUTIES OF INVESTMENT MANAGER The Investment Manager shall continue to have responsibility for all services to be provided to a Fund pursuant to the Advisory Agreement between it and the Company and shall oversee and review the Sub-Adviser's performance under this Agreement.

                  The Investment Manager shall furnish to the Sub-Adviser current and complete copies of the Declaration of Trust and By-laws of the Company, and the current Prospectus and Statement of Additional Information as those documents may be amended from time to time.

         3. CUSTODY, DELIVERY AND RECEIPT OF SECURITIES. The Company shall designate one or more custodians to hold the Managed Assets. The custodians, as so designated, will be responsible for the custody, receipt and delivery of securities and other assets of a Fund including the Managed Assets, and the Sub-Adviser shall have no authority, responsibility or obligation with respect to the custody, receipt or delivery of securities or other assets of a Fund including the Managed Assets. In the event that any cash or securities of a Fund are delivered to the Sub-Adviser, it will promptly deliver the same over to the custodian for the benefit of and in the name of the Fund.

                  Unless otherwise required by local custom, all securities transactions for the Managed Assets will be consummated by payment to or delivery by a Fund of cash or securities due to or from the Managed Assets. Repurchase agreements including tri-party repurchase agreements and other trading agreements may be entered into by a Fund acting through designated officers or agents; custodians under tri-party repurchase agreements will act as sub-custodians of the Fund.

         4.       PORTFOLIO TRANSACTIONS.

                  (a) Selection of Brokers. The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities and other property for a Fund in a manner that implements the policy with respect to brokerage set forth in the Prospectus and Statement of Additional Information for the Fund or as the Board of Directors or the Investment Manager may direct from time to time and in conformity with federal securities laws.

                  In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with any guidelines established by the Board of Directors and communicated to the Sub-Adviser, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Investment Manager, Sub-Adviser or the Company's principal underwriter) to take into account the sale of shares of the Company if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will Fund assets be purchased from or sold to the Investment Manager, Sub-Adviser, the Company's principal underwriter, or any affiliated person of either the Company, the Investment Manager, Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.


                  (b) Aggregating Orders. The that Sub-Adviser may aggregate orders for purchase or sale of Managed Assets with similar orders being made concurrently for other accounts managed by Sub-Adviser, if, in Sub-Adviser's reasonable judgment, such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the transaction price, brokerage commission and other expenses. The Company acknowledges that the determination of such economic benefit to a Fund by Sub-Adviser may represent Sub-Adviser's evaluation that a Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors. In any single transaction in which purchases and or sales of securities of any issuer for the account of a Fund are aggregated with other accounts managed by Sub-Adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of a Fund.


         5. COMPENSATION OF THE SUB-ADVISER. For the services to be rendered by the Sub-Adviser under this Agreement, the Investment Manager shall pay to the Sub-Adviser compensation at the rate specified in Schedule B as it may be amended from time to time. Such compensation shall be paid at the times and on the terms set forth in Schedule B. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretations), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

         6. OTHER EXPENSES. The Company shall pay all expenses relating to mailing prospectuses, statements of additional information, proxy solicitation material and shareholder reports to shareholders.

         7.       REPORTS.

                  (a) The Company and the Sub-Adviser agree to furnish to each other, current prospectuses, proxy statements, reports to shareholders, certified copies of financial statements, and such other information with regard to their affairs as each may reasonably request. The Investment Manager will furnish to the Sub-Adviser advertising and sales literature or other material prepared for distribution to Fund shareholders or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and the Investment Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within ten (10) business days (or such other time as may be mutually agreed) after receipt thereof.

                  (b) The Sub-Adviser shall provide to each Fund's custodian, on each business day, information relating to all transactions in the Managed Assets and shall provide such information to the Investment Manager upon request. The Sub-Adviser will make all reasonable efforts to notify the Custodian of all orders to brokers for the Managed Assets by 9:00 am EST on the day following the trade date and will affirm the trade to the Custodian before the close of business one business day after the trade date.

                  (c) The Sub-Adviser will promptly communicate to the Investment Manager and to the Company such information relating to portfolio transactions on behalf of a Fund as they may reasonably request.

                  (d) The Sub-Adviser shall promptly notify the Company and the Investment Manager of any financial condition likely to impair the ability of the Sub-Adviser to fulfill its commitments under this Agreement.

         8. STATUS OF SUB-ADVISER. The Sub-Adviser is and will continue to be registered as such under the federal Investment Advisers Act of 1940. The services of the Sub-Adviser to the Company for each Fund are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Sub-Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

         9. CERTAIN RECORDS. The Sub-Adviser shall maintain all books and records with respect to transactions involving the Managed Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Investment Manager or the Board of Directors such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Investment Manager or the Board of Directors may reasonably request.

                  The Sub-Adviser shall keep the books and records relating to the Managed Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Investment Manager all information relating to the Sub-Adviser's services under this Agreement needed by the Investment Manager to keep the other books and records of the Company required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Investment Manager any other information relating to the Managed Assets that is required to be filed by the Investment Manager or the Company with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Investment Manager or the Company obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Company are property of the Company and the Sub-Adviser will surrender promptly to the Company any of such records upon the Company's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Investment Manager).

         10. LIMITATION OF LIABILITY OF SUB-ADVISER. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder, except as may be imposed by law. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 10, the term "Sub-Adviser" shall include directors, officers, employees and other corporate agents of the Sub-Adviser as well as that entity itself).

         11. PERMISSIBLE INTERESTS. Agents and shareholders of the Company may be interested in the Sub-Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Sub-Adviser are or may be interested in the Company as shareholders or otherwise; and the Sub-Adviser (or any successor) is or may be interested in the Company as a shareholder or otherwise. In addition, brokerage transactions for the Company may be effected through affiliates of the Sub-Adviser if approved by the Board of Directors of the Company subject to the rules and regulations of the Securities and Exchange Commission.

         12. DURATION AND TERMINATION. This Agreement shall become effective for each Fund set forth in Schedule A upon its approval by the Board of Directors of the Company and by a vote of the majority of the outstanding voting securities of each Fund; provided, however, that at any time the Adviser shall have obtained exemptive relief from the Securities and Exchange Commission permitting it to engage a Sub-Adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the Fund(s) involved, the Agreement shall become effective upon its approval by the Company's Board of Directors. This Agreement shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually by the vote of a (a) majority of those Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
                  (b) by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the shareholders of a Fund fail to approve the Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

                  This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, by the Investment Manager at any time without the payment of a penalty upon 90 days written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty on 90 days written notice to the Investment Manager. This Agreement will automatically and immediately terminate in the event of its assignment or in the event of the termination of the Investment Manager's advisory agreement with the Company. Any termination of this Agreement in accordance with the terms hereof will not affect the obligations or liabilities accrued prior to termination. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 12, the terms "assignment", "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exceptions as may be granted by the SEC under said Act.

         13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice. At the outset, such notices shall be delivered to the following addresses:

                           (i)      if to the Company:
                                    c/o Commonfund Asset Management Company
                                    Attention: President
                                    15 Old Danbury Rd,
                                    P.O. Box 812, Wilton, CT 06897;

                           (ii) if to the Investment Manager, at the foregoing address; and

                           (iii)    if to the Sub-Adviser:
                                    Capital Guardian Trust Company
                                    630 Fifth Avenue, 36th Floor
                                    New York, NY 10111

         14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         16. MISCELLANEOUS. This instrument constitutes the sole and only agreement of the parties to it relating to its object; any prior agreements, promises or representations not expressly set forth in this Agreement are of no force and effect. No waiver or modification of this Agreement shall be effective unless reduced to writing and signed by the party to be charged. No failure to exercise and no delay in exercising on the part of any party hereto of any right, remedy, power or privilege hereunder shall operate as a waiver thereof. Except as set forth in Section 12, this Agreement binds and inures to the benefit of parties, their successors and assigns. This Agreement may be executed in more than one counterpart each of which shall be deemed an original and both of which, taken together, shall be deemed to constitute one and the same instrument. A copy of the Certificate of Trust of the Company is on file with the Secretary of State of the State of Delaware and notice is hereby given that the obligations under this instrument are not binding on any of the Directors, officers or shareholders of the Company. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

COMMONFUND INSTITUTIONAL FUNDS

By:
   --------------------------

Attest:
       ----------------------

COMMONFUND ASSET MANAGEMENT COMPANY


By:
   --------------------------

Attest:
       ----------------------

CAPITAL GUARDIAN TRUST COMPANY


By:
   --------------------------

Attest:
       ----------------------

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                      AMONG
                         COMMONFUND INSTITUTIONAL FUNDS
                       COMMONFUND ASSET MANAGEMENT COMPANY
                                       AND
                         CAPITAL GUARDIAN TRUST COMPANY


FUND

CIF International Equity Fund










Date of this Schedule: ______

                                   SCHEDULE B
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                  DATED , 2001
                                      AMONG
                         COMMONFUND INSTITUTIONAL FUNDS
                       COMMONFUND ASSET MANAGEMENT COMPANY
                                       AND
                         CAPITAL GUARDIAN TRUST COMPANY


FEES

Daily Accrual

Fees shall be accrued each day by applying to the Net Asset Value of the Managed Assets at the end of that day, the daily rate, using a 365 day year, equivalent to the following:


Fund                                Managed Assets($)              (% Per Annum)
---------                           -----------------              -------------
CIF International                   First $ 25 million              0.75%
Equity Fund                         Next $ 25 million               0.60%
                                    Next $ 200 million             0.425%
                                    Thereafter                     0.375%


Additionally, the following fee discount will be applied based upon the total aggregated fees:


          Clients between $1.25 million and $4 million          5% discount
          Clients between $4 million and $ 8 million            7.5% discount
          Clients between $8 million and $12 million            10% discount
          Clients over $12 million                              12.5% discount

Quarterly Payment

Fees shall be paid within 30 days following the end of each calendar quarter.



COMMONFUND ASSET MANAGEMENT                      CAPITAL GUARDIAN TRUST COMPANY
COMPANY




By:___________________________                   By:___________________________
   Name:                                            Name:
   Title:                                           Title:



Date of this Schedule B: ______